Strategic Action Plan to Enhance Shareholder Value SPRING 2014

Forward-Looking Statement During the course of this presentation, Darden Restaurants’ officers and employees may make forward-looking statements concerning the Company’s expectations, goals or objectives. Forward-looking statements regarding our expected earnings per share and U.S. same-restaurant sales for the fiscal year, new restaurant growth and all other statements that are not historical facts, including without limitation statements concerning our future economic performance, plans or objectives, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We wish to caution investors not to place undue reliance on any such forward- looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden’s Form 10-K, Form 10-Q and Form 8-K reports (including all amendments to those reports). These risks and uncertainties include the ability to achieve the strategic plan to enhance shareholder value including the separation of Red Lobster, the high costs in connection with a spin-off which may not be recouped if the spin-off is not consummated, food safety and food-borne illness concerns, litigation, unfavorable publicity, risks relating to public policy changes and federal, state and local regulation of our business including health care reform, labor and insurance costs, technology failures, failure to execute a business continuity plan following a disaster, health concerns including virus outbreaks, intense competition, failure to drive sales growth, failure to successfully integrate the Yard House business and the additional indebtedness incurred to finance the Yard House acquisition, our plans to expand our smaller brands Bahama Breeze, Seasons 52 and Eddie V’s, a lack of suitable new restaurant locations, higher-than-anticipated costs to open, close, relocate or remodel restaurants, a failure to execute innovative marketing tactics and increased advertising and marketing costs, a failure to develop and recruit effective leaders, a failure to address cost pressures, shortages or interruptions in the delivery of food and other products, adverse weather conditions and natural disasters, volatility in the market value of derivatives, economic factors specific to the restaurant industry and general macroeconomic factors including unemployment and interest rates, disruptions in the financial markets, risks of doing business with franchisees and vendors in foreign markets, failure to protect our service marks or other intellectual property, impairment in the carrying value of our goodwill or other intangible assets, a failure of our internal controls over financial reporting, or changes in accounting standards, an inability or failure to manage the accelerated impact of social media and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission.

Important Additional Information The Company, its directors and certain of its executive officers are participants in solicitations of Company stockholders. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s proxy statement for its 2013 annual meeting of stockholders, filed with the SEC on August 6, 2013. Additional information can be found in the Company’s Annual Report on Form 10-K for the year ended May 26, 2013, filed with the SEC on July 19, 2013 and its Quarterly Reports on Form 10-Q for the first two quarters of the fiscal year ended May 25, 2014 filed on September 30, 2013 and January 2, 2014, respectively. To the extent holdings of the Company’s securities have changed since the amounts printed in the proxy statement for the 2013 annual meeting of stockholders, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov. STOCKHOLDERS ARE ENCOURAGED TO READ ANY COMPANY SOLICITATION STATEMENT (INCLUDING ANY SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY MAY FILE WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders will be able to obtain, free of charge, copies of any solicitation statement and any other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. In addition, copies will also be available at no charge at the Investors section of the Company’s website at http://investor.darden.com/investors/investor-relations/default.aspx.

Table of Contents 4 I. Darden Overview and Priorities for Value Creation II. Olive Garden Brand Renaissance III. Update on Our Other Strategic Initiatives IV. Board Review of Additional Strategic Options V. Conclusion

I. Darden Overview and Priorities for Value Creation 5

We Are a Premier Full Service Restaurant Company 6  Portfolio of unique and differentiated brands  Industry leading AUVs, margins and restaurant- level returns  Significant sales and earnings growth over the past decade  History of robust and durable cash flow generation  Investment grade credit profile  Nearly $4 billion of cash returned to shareholders over the past 10 years Strong Collective Experience and Expertise A Cost-Effective Support Platform Significant and Durable Operating Cash Generation A WINNING CULTURE PREMIER BRANDS A COMPANY WITH A STRONG FOUNDATION Sustained Industry Leadership & Superior Value Creation

7 DARDEN CUMULATIVE SAME-RESTAURANT SALES FROM BEGINNING OF FY2009 THROUGH FY2014 Q2 IS 5.5% HIGHER THAN KNAPP-TRACKTM Note: Darden SRS is comprised of Olive Garden, Red Lobster and LongHorn. Cumulative SRS is calculated as the cumulative SRS from Jun-08 (beginning of FY2009) through Q2 FY2014 using the annual SRS plus the average of the first two quarters of FY2014, divided by two to account for half a year. Since the Start of the Great Recession, Darden Has Outperformed Olive Garden (3.4)% Red Lobster (6.8)% Longhorn +6.5 % Seasons 52 (0.5)% Bahama Breeze (0.7)% Knapp-TrackTM (ex. Darden) (8.7)% Darden (3.2)% (12)% (10)% (8) (6)% (4)% (2)% 0% 2% 4% 6% 8 % Jun-08 FY2009 FY2010 FY2011 FY2012 FY2013 Q2 FY2014 Cumulative Same-Restaurant Sales FY2009 to FY2014 Q2

Our Casual Dining Brands Have Strong Average Unit Volumes Compared to Other Chains 8 Source: Latest 10Ks, 2013 Nation’s Restaurant News Top 100 Report (June 2013) for Casual Dining major chain average Note: AUVs are latest fiscal year. 1 Average of 13 Casual Dining chains with > 200 units, excluding Darden brands. ALL OF OUR BRANDS SURPASSED THE CASUAL DINING MAJOR CHAIN AVERAGE AUV OF $2.8MM IN 2013 Annual Average AUV ($mm) Darden Concepts Peers $ 8.2 $ 6.2 $ 5.5 $ 4.6 $ 3.7 $ 3.0 $ 10.4 $ 3.2 $ 2.8 $ 1.8 Casual Dining Major Chain Average¹: $2.8mm

OUR RESTAURANT LEVEL MARGINS ARE STRONG COMPARED TO OTHER MAJOR CHAIN COMPETITORS, EVEN EXCLUDING RENT EXPENSE Restaurant Level Margins1 Most Recent Fiscal Year Restaurant Level Margins Are Top Tier 9 Source: Most recent 10K filings 1 Reflects latest reported fiscal year. Restaurant Level Margins = (Company owned restaurant sales – food & beverage expenses – restaurant labor – restaurant expenses (excluding rent and marketing) - pre- opening expenses) / Company owned restaurant sales. 24.2% 23.9% 23.8% 23.0% 22.2%

We Also Have a Rigorous Focus on Costs 1 0 Source: Most recent 10K filings Note: All numbers are reflective of most recent fiscal year. General & Administrative Expenses calculated as (SG&A as reported – selling expenses) / Company owned restaurant sales. Adjustments made for non-recurring items. Selling Expenses General & Administrative Expenses OUR SELLING EXPENSE IS ABOVE INDUSTRY AVERAGE TO DRIVE INDUSTRY LEADING AUVs AND OUR G&A IS IN-LINE, BUT WE DO SEE OPPORTUNITY FOR ADDITIONAL SUPPORT COST OPTIMIZATION 5.1% 8.3% 6.1% 5.4% 4.9% median = 5.8% 4.8% 5.7% 4.3% 3.0% 0.3% median = 3.7%

5.5% 6.8% (2.2)% 1.9% We Have Achieved Significant Growth Over the Past Decade 1 1 Source: Company filings Note: Bloomin’ Brands not considered as only three years of public data available. Darden SRS includes Olive Garden, Red Lobster and LongHorn. 5.1% 6.0% (1.8)% (8.6)% 10-Year EBITDA CAGR 10-Year Stacked Same-Restaurant Sales 10.6% 4.5% (6.5)% (28.3)% 10-Year Revenue CAGR 22.7% 13.7 (0.8)%

$ 13 $ 13 $ 59 $ 66 $ 101 $ 110 $ 140 $ 175 $ 224 $ 259 $ 235 $ 312 $ 434 $ 371 $ 159 $ 145 $ 85 $ 385 $ 375 $ 52 $ 248 $ 324 $ 493 $ 437 $ 260 $ 255 $ 225 $ 561 $ 599 $ 311 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12 FY13 Dividends Share Repurchase DPS $ . 8 $ 0.08 $ 0.40 $ 0.46 $ 0.72 $ 0.80 $ 1.00 $1.28 $1.72 $2.00 Return of Capital Is Also a Priority, with Nearly $4 Billion Returned to Shareholders Over the Past Decade 1 2 Note: Fiscal year ends in May. $ in millions, except for per share data or unless otherwise noted. 2004-2013 Cumulative Capital Returns 2004- 2013 Cumulative Share Repurchase $ 2.6bn 2004-2013 Cumulative Dividends Paid $ 1.2bn 2004-2013 Avg. Annual Capital Returned as % of Avg. Market Cap 7.0 % Yard House Acquisition RARE Acquisition

1 3 Source: Bloomberg as of 28-Feb-2014 and Company press releases Note: Peers include Bloomin’, Brinker, Cheesecake Factory and Ruby Tuesday. 1 Calculated as dividends reinvested plus share price appreciation. Our Total Shareholder Return Over the Past Decade Has Been Impressive (100)% (50)% 0% 50% 100% 150% 200% Feb-2004 Feb-2006 Feb-2008 Feb-2010 Feb-2012 Feb-2014 Ind exe d T otal Re tu rn ¹ Daily from 27-Feb-2004 to 28-Feb-2014 Darden Peers S&P 500 166.3% 99.8% 57.2% Dec-2004 Clarence Otis is named CEO

Priorities for Value Creation



Important Refinements to Our Strategic Framework
Execute Against Robust Operations Improvement Plan
Holistic Core Menu and Promotion Plan
New Approach to Advertising and Promotions
Robust Service Strengthening Path
Exciting New Remodel and Logo Direction
1
Execute Olive Garden Brand Renaissance

2 *Develop LongHorn into America's favorite steakhouse*

3 *Grow SRG total sales by more than $1.0bn over the next 5 years*

4 *Disciplined capital allocation*

- Limit capital expenditures to organic growth
- Improve key credit metrics
- Target ~70 – 75% payout ratio, reducing over time
- Maintain active share buyback program

5 *Further optimized operating support and direct operating costs*

6 *Better aligned management compensation*

7 *Separate Red Lobster through a spin-off or sale to enhance focus*

- Renewed focus on quality, craveability and variety
- Streamline restaurant operations to improve execution
- Redefine marketing and promotional strategy

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1 5 II. Olive Garden Brand Renaissance

8.8% 3.6% 21.9% (9.8)% (10.7)% (7.0)% Olive Garden Casual Dining Industry HH Income $60,000 to $100,000 Families with Kids Hispanic Guests Olive Garden Is a Leading Casual Dining Brand and the #1 Italian Full Service Concept in the U.S… 1 6 IT IS A BRAND THAT HAS TAKEN SIGNIFICANT MARKET SHARE THE LAST FIVE YEARS… …IN PART BECAUSE OF VALUE CREATING NEW RESTAURANT GROWTH IT HAS ALSO TAKEN SHARE THROUGH SUSTAINED SAME- RESTAURANT SALES OUTPERFORMANCE VS THE INDUSTRY… …AND ITS RELATIVE RESULTS ARE BOLSTERED BY ITS SUCCESS WITH KEY GUEST SEGMENTS Cumulative Total Sales Growth FY 2009 to Q2 FY2014 Percentage Change in Visits¹ 2009 to 2013 Source: NPD CREST ¹ Years Ending September 30. Note: Cumulative SRS and total sales is calculated as the cumulative sales growth from Jun-08 (beginning of FY2009) through Q2 FY2014 using the annual growth rate plus the average of the first two quarters of FY2014, divided by two to account for half a year. Cumulative Same-Restaurant Sales FY 2009 to Q2 FY2014 691 723 754 792 828 FY2009 FY2010 FY2011 FY2012 FY2013 Total Olive Garden Restaurants (12)% (7)% (2)% 3% 8 % Jun-08 FY2009 FY2010 FY2011 FY2012 FY2013 Q2 FY2014 (3.4)% Olive Garden (8.7)% Knapp-TrackTM (Excluding Darden) (10) (5)% 0% 5% 10% 15% 20% 25 % Jun-08 FY2009 FY2010 FY2011 FY2012 FY2013 Q2 FY2014 +19.6% Olive Garden (0.8)% Knapp-TrackTM (Excluding Darden)

25.7% 23.9% 23.8% 23.0% 22.2% …With Industry Leading Restaurant Economics 1 7 OLIVE GARDEN’S COMBINATION OF STRENGTHS RESULTS IN HIGH AVERAGE UNIT VOLUMES… …AND SOLID RESTAURANT-LEVEL MARGINS1 Source: 2013 Nation’s Restaurant News Top 100 Report (June 2013) Source: Company information for Olive Garden; most recent 10K filings for others 1 Reflects latest reported fiscal year. Restaurant Level Margins = (Company owned restaurant sales – food & beverage expenses – restaurant labor – restaurant expenses (excluding rent and marketing) - pre-opening expenses) / Company owned restaurant sales. ($ in Millions) $ 4.6 $ 10.4 $ 3.2 $ 2.8 $ 1.8

Overview of Brand Renaissance Plan We Are Building From Our Strong Foundation • Important refinements to our strategic framework • Execute against robust operations improvement plan • Holistic core menu and promotion plan • New approach to advertising and promotion • Robust service strengthening path • Exciting new remodel and logo direction WITH OLIVE GARDEN’S SAME-RESTAURANT SALES LAGGING KNAPP- TRACK™ RECENTLY, WE ARE IMPLEMENTING A COMPREHENSIVE BRAND RENAISSANCE PLAN TO REGAIN MOMENTUM 1 8 1 2 3 4 5 6

Important Refinements to Our Strategic Framework 1 9 Experience Today’s Italy 1 The end result is a complete dining experience that is casual, yet stylish, creating an atmosphere that promotes togetherness, nurtures relationships and welcomes sharing Food is prepared with fresh ingredients, and presented simply with a sense of flair and sophistication that is very Italian Experience is approachable and genuine so guests can focus on sharing and conversation Aesthetic is natural, clean and tasteful, while the tone is warm, relaxed and engaging

Robust Operations Improvement Plan Focused on Reducing Culinary Complexity Phased Approach Resulting in Positive Results • Phase I completed October 2013 • 91 PARs eliminated (40% reduction) • Food preparation involves less labor, waste and paper products • Annualized cost savings impact vs. FY13 of $19mm • Reinvesting significant portion of cost savings into higher quality food • Phase II Implementation March 2014 to January 2015 Impact Q2 FY14 vs. Q2 FY13¹ Taste of Food +4pts Food Complaints (12)% Server Attentiveness +8 Service Complaints (22)% False Waits “All-time Low” Lobby Complaints (39)% 48% 52% 83% 17% Successfully Targeting Bottom Quartile Multi-Unit Leaders 83% have improved since targeting 48% exceeding 18 month target after 6 months 2 0 2 ¹ Source: Darden Guest Satisfaction Survey. $13.0 $3.0 $2.0 $1.3 $ 19.3 Paper Waste COGS Labor

A Holistic Core Menu and Promotion Plan 2 1 Evolving Lighter Fare Platform New Culinary-Forward Platforms - Seasonal Offerings - Dinner Specialties - All with Bolder Flavors New Everyday Affordability Platform Cucina Mia Simple, Compelling Price-Pointed Promotions Intend to use promotions to introduce additions to core menu Enhanced Pronto Lunch SUPERIOR VALUE CHOICE AND VARIETY CONVENIENCE Added Occasions - Italian Small Plates - Tastes and Toasts Enhanced To Go Improving the Classics 3

We Are Excited to Be Introducing New Lunch and Dinner Menus… 2 2 A NEW LUNCH MENU A NEW DINNER MENU Antipasti Topper Smashed Chicken Meatball Sandwich Caprese Topper Pappardelle Pescatore Salmon Bruschetta Crab Topped Chicken Note: Menus launched 24-Feb-2014. 3 FRONT BACK

…As Well As Additional Efforts that Broaden Relevance 2 3 NEW TASTE AND TOASTS OFFERING (LAUNCHED DECEMBER 2, 2013) NEW PLATEWARE THAT LETS THE FOOD BE THE STAR (COMING IN FY2015) ENHANCED TO GO! OFFERING • Take Out Specialists Re-trained • New Phone System Installed • On-line Ordering in FY15 • Large Order Delivery Test in FY15 • Carside Delivery Test in FY15 3 BEFORE AFTER

New Approach to Advertising and Promotion 2 4 • Largely limited time product-at-a-price • Some offers repeated two to three times a year • Nearly all 100% national television supported • Targeted offers that are relevant to different guest occasions • Introduce news that stays around • Be in the market with simultaneous targeted messages, using a variety of media CURRENT FUTURE Increased Interactions Per Post From: 3.27% engagement rate To: 6.52% From: 240 interactions To: 468 From: 282 interactions To: 339 Enhanced Guest Relations & Recovery… October: 3 interactions December: 342 November: 7 interactions January: 674 February¹: 595 …through active listening and real-time engagement 7 days a week Beginning December 2013 ENHANCED SOCIAL MEDIA ENGAGEMENT ¹ Through 20-Feb-2014 4

Robust Service Strengthening Path Beginning in FY2015 2 5 FROM TRAINING THAT… • Is perceived to be too procedural and steps based • Teaches from a guest point of view • Uses stories from guests to reinforce experiences that matter to guests • Encourages personalized service delivery TO TRAINING THAT… FROM SERVICE SUPPORT THAT… TO SERVICE SUPPORT THAT… • Uses traditional hosts and bussers with independent roles • Lacks food running support • Has increased server support to make it easier for servers to be consistently great • Leverages one “Guest Ambassador Team” that flexes duties to align with business needs Shift Assignment: Clear Tables Seat Guests Assist with Refills Shift Assignment: Run Food Shift Assignment: Where Directed by Manager Guest Ambassador Team 5

An Exciting Remodel Direction… 2 6 6 Exterior Lobby and Bar Dining Room

Currently 350 restaurants in need of remodeling Finish designing and testing new remodel in 2015 First 75 restaurants remodeled FY15 Remodel 125 – 150 restaurants a year in FY16 and FY17 Remodeled Restaurants 0 75 200 – 225 350 Cumulative CapEx¹ 0 $35 – $40mm $100 – $110mm $150 – $175mm 2014 2015 2016 2017 2018 …Set to Drive Strong Sales Momentum OUR REMODEL EXPENDITURE OVER 2015-2018 IS WELL WITHIN OUR REDUCED CAPEX PLAN 2 7 6 ¹ Estimated remodel cost per unit to be between $450 – $500k.

Reinvigorated Logo to Represent the Improved Brand 2 8 NEW LOGO IS CLEAN, FRESH AND APPEALING 6 New logo development based on work assisted by Lippincott, a nationally-recognized design firm, that started with the modified brand positioning as the foundation for initial creative design, followed by qualitative research to further shape the design, then validated based on quantitative research to confirm the final design

Business Renaissance Plan Strengthens Olive Garden’s Hard Earned Position in the Market 2 9 Olive Garden Benefits: • Differentiated value with a strong balance between what you get and what you pay • High quality fresh food, soups and sauces made from scratch • Italian generosity • Culinary exploration • Friendly service from engaged, proud team members who make the extra discretionary effort • Atmosphere designed to foster connection and sharing, with touch of flair Source: Darden iTracker and Olive Garden Brand Mind-Modeling Research BAR & GRILL Price-focused Convenient Casual / Family Friendly Broadly Appealing Food POLISHED CASUAL Value-focused Attentive Service Sophisticated Ambiance Culinary Forward Cuisine “A NICER PLACE THAN THE PRICE SUGGESTS”

III. Update on Our Other Strategic Initiatives 3 0

LongHorn: Journey to Becoming America’s Favorite Steakhouse 3 1 Significant Progress Has Been Made Since FY2008 Acquisition… • Leveraged and drove further integration of Darden’s restaurant support platform • Elevated brand marketing capabilities and completed “roadhouse to ranch house” brand positioning • Invested in increased media • Completed Steak House remodel • Launched new dinner and lunch menus National Penetration Opportunity ($ in millions) …And We Have a Focused Vision Going Forward • Further differentiate the brand and guest experience • Elevate quality and culinary creativity • Continue journey towards national penetration Current Ultimate Potential No. of Restaurants 453 700 AUV $3.1 $3.4 Total Sales $1,347 $2,400 Incremental Profit +$150 Note: Numbers on map represent restaurants per state. Potential AUVs and total sales are shown in current dollars. Current AUV and Total Sales are LTM as of Q3 2014. 1 Incremental Profit is driven by new unit growth contribution of +$90mm and same-restaurant sales growth of +$60mm. 26 2 3 6 5 4 9 2 1 2 3 3 14 11 10 5 15 6 9 19 6 1 6 5 29 27 2 14 22 15 61 60 14 1 5 17 1 12 Legacy Markets Emerging Markets Growth Opportunity

SRG: Strong Portfolio of Brands with Unique Differentiation and Significant Growth Opportunity

Key Brand Highlights

- The Capital Grille is the premier upscale steakhouse chain in the U.S.
- Yard House is one of the fastest growing high volume restaurant concepts in the country
- Seasons 52 is an on-trend leader in the polished casual dining segment
- Bahama Breeze is well positioned as a differentiated next generation Bar and Grill brand
- Eddie V's is a highly differentiated concept offering a modern luxury seafood experience

Plan to Leverage Strong Operating Platform for Future Growth

- Total annual sales growth of 11 – 14%
  - Same-restaurant sales growth of 2 – 4%
  - New restaurant growth of 9 – 10%
- Expanding margins
- Enterprise cash flows support the group's stable and consistent growth

National Penetration Opportunity ($ in millions)

	Current	Ultimate Potential
No. of Restaurants	189	500
AUV	$6.8	$7.5
Total Sales	$1,187	$3,700
Incremental Profit [1]		+$280



3
1
30
4
8
4
18
1
2
1
8
1
2
3
4
6
8
5
3
3
1
8
37
1
9
1
2
9
1
4
1
Markets
Growth Opportunity

Note: Numbers on map represent restaurants per state. Potential AUVs and total sales are shown in current dollars. Current AUV and Total Sales are LTM as of Q3 2014.
[1] Incremental Profit is driven by new unit growth contribution of +$230mm and same-restaurant sales growth of +$50mm.

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New Unit Growth: Reduced Expansion Allows for More Efficient Capital Allocation and Supports Improved Financial Results

	Previous	Current	Rationale
Olive Garden	• ~1% new unit growth • ~10 new units annually	• Hiatus on new unit growth	• Discontinuing new unit growth to increase focus on stabilizing the brand and regaining momentum
LongHorn Steakhouse	• 5 – 6% new unit growth • 30 – 35 new units annually	• 3 – 4% new unit growth • 15 – 20 new units annually	• LongHorn has already reached the scale required to support national cable advertising • Reduced pace of growth ensures that LongHorn will have experienced restaurant management talent
Bahama Breeze, The Capital Grille, Seasons 52, Yard House, Eddie V's	• 11 – 12% new unit growth • 25 – 30 new units annually	• 9 – 10% new unit growth • 20 – 25 new units annually	• Higher unit growth supported by underlying restaurant economics as the brands continue to grow their guest base • Modest decrease in unit growth to free up cash for capital return

33 DARDEN

3 4 • Announced operating support cost reductions of $60 million annually • Progress this year suggests actions driving those reductions likely to yield higher savings • Also focused on opportunities for even more streamlined operating support costs as we complete the Red Lobster separation • Have retained Alvarez & Marsal to assist with efforts to identify additional operating support and direct operating cost savings opportunities as well as potential revenue enhancement opportunities Reducing Costs: We Have Made Significant Progress Towards Our Targets and Continue to Focus on Identifying Additional Opportunities

Better Aligned Management Compensation: Will Ensure Efficient Growth and Strong FCF 3 5 Incentive Program Current Plan Proposed Measures Under Consideration New Darden (FY15) Annual Management Incentive Plan • EPS (Darden) or Operating Profit (Business Units): 70% • Sales Growth: 30% • EPS (Darden) or Operating Profit (Business Units): 60 – 80% • Same Restaurant Sales (SRS): 20 – 40% Three-Year Performance Share Units • Darden EPS Growth: 50% • Darden Sales Growth: 50% • Darden EPS Growth: 40 – 60% • Darden Free Cash Flow : 40 – 60% • Darden TSR relative to median S&P500 “adjuster”: +/-10% New Red Lobster (FY15) Annual Management Incentive Plan • Operating Profit: 70% • Sales Growth: 30% • Operating Cash Flow: 60 – 80% • Same Restaurant Sales (SRS): 20-40% Three-Year Performance Share Units • Darden EPS Growth: 50% • Darden Sales Growth: 50% • EPS Growth: 20-40% • Free Cash Flow: 60 – 80% • SRS “adjuster”: +/-10% Higher Same-Restaurant Sales Increased Free Cash Flow Higher Shareholder Returns

Red Lobster Separation: Strategic Rationale 3 6  Separation will allow “New Darden” and “New Red Lobster” to better serve their increasingly divergent guest targets  Red Lobster and the remainder of the Darden portfolio have a divergent unit growth profile and therefore differing capital priorities  Red Lobster has more same-restaurant sales volatility which adversely affects Darden’s overall performance  Focus that works best for Red Lobster would require additional dedicated operating support resources within Darden  Transaction transforms the portfolio into two independent companies that can each focus on separate and distinct opportunities to drive long-term shareholder value Red Lobster currently puts downward pressure on Darden’s sales, earnings and margin growth, and an appropriate value creation strategy for Red Lobster would create additional pressure 1 2 4 3 5

Red Lobster’s Appropriate Guest Target Is Becoming Increasingly Different from the Rest of Darden’s Portfolio 3 7 Red Lobster Olive Garden LongHorn 87 57 53 92 70 59 Under $60m $60m - $100m Over $100m Income Levels FY08 FY13 % Traffic 44% 42% 29% 32% 27% 27% 6% 23% 11% 63 38 33 53 37 33 Under $60m $60m - $100m Over $100m Income Levels FY08 FY13 % Traffic 47% 43% 29% 30% 25% 27% (16)% (4)% 0% 16 15 17 20 20 26 Under $60m $60m - $100m Over $100m Income Levels FY08 FY13 % Traffic 33% 30% 31% 31% 37% 40% 26% 38% 50% 1 Note: Guest counts in millions.

2 Runway for Future Unit Growth at Olive Garden, LongHorn and SRG, But Not For Red Lobster

FY2010 – FY2013 Openings Actual vs. Hurdle (Excluding Relocations and Rebuilds)


Average Weekly Guest Count (AWGC)
(474)
3,755
3,281
+228
4,634
4,862
+318
2,883
3,201
+100
2,785
2,885
Hurdle
Actual
Hurdle
Actual
Hurdle
Actual
Hurdle
Actual

Units Evaluated	Red Lobster (21 Units)	Olive Garden (139 Units)	LongHorn (117 Units)	SRG (44 Units)
Unit Potential[1]:	Limited Additional Units	Additional Units Possible	Additional 300+ Units	Additional 400+ Units
	• New restaurants have not been creating value, even after prototype optimization • Not covering cannibalization of existing units	• A smaller prototype would reduce hurdle by 1,000+ guests to support additional expansion	• Prototype has been optimized • Successfully expanding to national scale	• Significant white space for most SRG brands with the additional tailwind of a more resilient higher income guest

[1] Domestic potential only.

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Red Lobster's Same-Restaurant Sales Results Have Increased Darden’s Overall Operating Volatility 3 9 Sequential Quarterly Same-Restaurant Traffic Changes Note: Reflects Darden’s fiscal year; % = percentage points. 3 0.3% (1.7)% (2.4)% 7.0% (0.6)% (1.2)% 1.8% (2.2)% 1.3% (0.6)% (2.3)% 2.6% (2.3)% 1.4% (0.2)% 4.8% 0.1% 0.8% (1.5)% 2.1% 1.4% (5.3)% 1.4% (3.7)% (2.1)% 6.4% (2.5)% 0.6% 3.3% (1.3)% (0.6)% 1.0% (2.0)% 1.2% 2.6% (5.4)% 1.0% (4.1)% 3.0% 6.2% (6.1)% 2.8% (2.5)% 1.3% 2.3% 2.4% 12.1% (9.6)% (2.3)% (9.7)% 3.7% 2.4% (2.2)% 8.6% (10.1)% (1.5)% Q1'11 Q2'11 Q3'11 Q4'11 Q1'12 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14 Knapp-Track LongHorn Olive Garden Red Lobster TM

Red Lobster Transformation Plan Benefits From a Tailored Strategy and Dedicated Management Team 4 0 Selected Strong Management Team with a Clearly Defined Vision for the Brand  Greater focus on seafood quality, craveability and variety — Serve the freshest ingredients and deliver delicious tasting seafood — Improve product offerings to align with key consumer occasions and local preferences  Streamlining restaurant operations to drive efficiency  More tailored marketing and promotional strategy that leverages brand equity with core guests  Successful execution would benefit from putting in place dedicated support resources for Red Lobster in key areas that are not easily provided by Darden’s integrated support structure  Also involves actions that would put downward pressure on Darden’s sales, earnings and margin growth  Can still drive significant value creation for Red Lobster on a standalone basis Three-Pronged Approach and Multi-Year Plan to Drive Sales and Profitability 4

5 Separation Results in Two Independent Companies Each Better Able to Execute On Their Strategic Focus

		"New Darden"	"New Red Lobster"
Strategic Focus		• Retaining core customers and expanding customer base to grow same-restaurant sales • Selective investment in expanding customer base and new unit growth to drive cash flow growth and increasing return of capital to shareholders	• Retaining core customers to maintain stable same-restaurant sales • Consistent and stable cash flow generation to support return of capital to shareholders
Revenue Mix[1]			RED LOBSTER FRESH FISH • LIVE LOBSTER LTM Sales $2.5bn
Financial Metrics[1]	Total Units	1,484	706
	Owned Real Estate[2] (Units)	585	473
	LTM AUV	$3.1mm – $8.2mm	$3.5mm
Financial Strategy	Target Credit Profile	Investment grade	Non-investment grade
	Target Capital Structure	Reduced overall debt load with pro forma leverage in-line with or less than current level	Leverage supported by strong FCF profile and in-line with restaurant peers
	Initial Payout Ratio	70-75% (expected to be reduced over time)	~75% ongoing

LTM Sales $6.2bn
SRG $1.2bn 19%
Other $37mm <1%
Olive Garden $3.7bn 59%
LongHorn $1.3bn 22%

[1] Reflects unaudited LTM figures as of Q3 FY2014. Red Lobster revenue figures exclude consumer products revenue of $5mm.
[2] Owned real estate excludes properties subject to land-only leases.

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Progress to Date Next Steps • Preparing Red Lobster for separation (e.g. carve-out audited financials, infrastructure etc.) • Sales process well underway and on track • Executive and senior management team for separated Red Lobster appointed • Ongoing dialogue with credit ratings agencies • Continue to pursue sale and spin tracks • For spin, file form 10 and complete review process with SEC • Board to decide on value-maximizing alternative and give final approval to separation • Create separate capital structures (if spin path is selected) • Confirm tax-free status of spin-off (if this path is selected) • Obtain third party approvals Update and Timeline for Red Lobster Separation 4 2 Transaction Structure  Potential tax free spin-off of Red Lobster, which will result in 100% pro rata distribution of Red Lobster stock  Sale process also being conducted that may result in greater value Capital Structure and Allocation “New Darden”  Use proceeds from Red Lobster transaction to retire a portion of Darden’s debt — Should result in a flat to modest overall improvement in leverage ratios — Continue to preserve investment grade rating  Expect to maintain attractive, consistently growing dividend but gradually reduce payout ratio over time  Return of capital to shareholders will include increased share repurchase  In event of sale, excess proceeds after debt reduction to be returned to shareholders via share repurchase “New Red Lobster"  Optimize pro forma capital structure to leverage strong cash generation  Target strong non-investment grade credit rating  Significant return of capital to shareholders through dividends and share repurchase

4 3 IV. Board Review of Additional Strategic Options

We Have an Independent Board with the Right Experience to Lead 4 4 • Independent oversight — 11 of 12 directors are independent; annually elected Board — Experienced lead independent director — Fully independent Finance, Audit, Nominating & Governance and Compensation committees — The board conducts an annual review of director independence • Right mix — Four of Darden’s independent directors have joined the board in the last five years and two new directors added in the last two years — Recognized as leaders in their respective fields • The right experience for Darden at the right time — Five directors have direct experience in consumer and retail industries — Brand building, policy expertise, CEO and CFO experience, operational leadership, real estate — Extensive experience leading M&A transactions • Active involvement — Robust lead independent director structure alongside combined Chairman/CEO, with Lead Director and Shareholder Communication Procedures in place — Board reviews the company’s people and talent management strategy at least annually — Board assesses major risks facing the Company and reviews options for their mitigation

Darden’s Board – Diverse and Proven Leadership with Investor, Financial and Executive Backgrounds 4 5 • Michael W. Barnes — CEO of Signet Jewelers — Experience in consumer marketing and supply chain operations • Leonard L. Berry — Professor of Marketing and M.B. Zale Chair in Retailing and Marketing Leadership, Mays Business School — Knowledge of retail operations, consumer marketing/brand building, human resources, health care • Christopher J. Fraleigh — Chairman and CEO of Shearer's Foods — Knowledge of consumer marketing/brand building, franchising, and supply chain management and distribution • Victoria D. Harker — Chief Financial Officer of Gannett — Knowledge of accounting and financial controls, corporate finance and strategy, technology, and M&A • David H. Hughes — Director of SunTrust Banks. Previously served as chairman of Hughes Supply — Knowledge of financial controls , accounting, corporate governance, supply chain and distribution, and M&A • Charles A. Ledsinger, Jr. (Lead Independent Director) — Chairman and managing director of SunBridge Capital Management and former CEO of Choice Hotels — Extensive knowledge of consumer marketing, international operations, corporate finance, supply chain, real estate, and M&A • William M. Lewis, Jr. — Managing director and co- chairman of Investment Banking at Lazard — Knowledge of corporate finance structure and strategies, operation of the capital markets, real estate, and M&A • Connie Mack III — Chairman Emeritus of Liberty Partners Group and United States Senator from 1989 to 2000 — Extensive knowledge regarding a wide range of public policy matters and significant public company board experience • Clarence Otis, Jr. — CEO and Chairman of the Board of Darden — Nearly 20 years of history with the Company provides in-depth knowledge of the industry and the Company, with previous experience in M&A and corporate and public finance • Michael D. Rose — Chairman of the Board of Midaro Investments and former Chairman & CEO of Promus Hotels — Extensive knowledge of hospitality operations, financial accounting and strategy, real estate development, and M&A • Maria A. Sastre — President and COO of Signature Flight Support — Extensive knowledge of retail and hospitality operations, international operations, corporate finance, supply chain and distribution, and M&A • William S. Simon — EVP of Wal-Mart Stores — Extensive experience in retail operations, food service and restaurants, as well as consumer packaged goods

• 8 board meetings during fiscal year 2013 — In fiscal year 2014, Board has been meeting almost “monthly” including enhancing its oversight through a Transaction Committee • Data and analysis provided by independent financial advisors and legal counsel • Discussions with and feedback from Darden shareholders • Key considerations: — Preserving the dividend — Maintaining investment grade rating — Avoiding complexity that could derail Olive Garden improvement — Maintaining operational and financial flexibility The Board Regularly Evaluates Alternatives to Enhance Shareholder Value 4 6 Financial Alternatives Portfolio Reconfiguration Unit Optimization Real Estate Sale / Leaseback Spin-Off Refranchising Unit Rationalization Capital Allocation Dividend Share Repurchase Reduce Capital Expenditures Sale / Spin-Off LongHorn & SRG Brands Sale / Spin-Off SRG Brands

Review of Other Potential Portfolio Separation Alternatives 4 7 SRG LongHorn / SRG Cash Flow • Removes benefit/synergy of having large balance sheet behind growth business • Weak cash flows expected at SpinCo Debt Allocation • All existing debt would need to sit at RemainCo due to inability to put leverage on SpinCo • Vast majority of existing debt would need to sit at RemainCo due to inability to put leverage on SpinCo Credit Profile • Loss of substantial earnings without commensurate de-leveraging would jeopardize investment grade credit rating • Loss of substantial earnings without commensurate de-leveraging would jeopardize investment grade credit rating Dividend • Likely cut to the dividend in aggregate • Likely cut to the dividend in aggregate THE STRATEGIC RATIONALE FOR THE RED LOBSTER SEPARATION WAS DISCUSSED IN THE PRIOR SLIDES. THE BOARD ALSO CONSIDERED A NUMBER OF FINANCIAL FACTORS WHEN ANALYZING THE OTHER SEPARATION ALTERNATIVES

Considerations for Real Estate Separation 4 8 Operational Capital Structure Financial • Significant loss of control — Inhibits ability to easily close or relocate underperforming units • Darden and the landlord may have diverging objectives • Significantly increases leverage — Likely loss of investment grade credit rating • Reduced access to credit markets, especially in an economic downturn, and increased borrowing costs • Rent burden hurts margins and inhibits flexibility • Diminished capacity to return capital to shareholders and maintain current dividend level • Significant friction costs • No longer insulated from rising rent environment SPIN-OFF SALE / LEASEBACK • Potential downward pressure on Darden’s trading multiple given Darden is now likely to be less creditworthy and have diminished operational flexibility • Darden REIT would likely trade at a meaningful discount to the publicly-traded triple net lease (NNN) REITs • Uncertainty and complexity associated with ability to undertake tax-free spin-off of REIT • Darden’s expansive real estate portfolio makes it likely that portfolio would be sold off in pieces — Would take significant time and involve high execution risk • Tax leakage from sale • Sale / leaseback is effectively an expensive form of secured debt financing relative to other financing options available to Darden Optimizing the value of our significant real estate assets is an ongoing focus for the Company. Based on our analysis, a full real estate separation would introduce significant operational complexity, would remove from Darden an important strategic asset and would likely not create meaningful shareholder value

Review of Darden’s Existing Real Estate Portfolio 4 9 Note: As of Q3 FY2014 ¹ Red Lobster accounts for 27 locations and Olive Garden accounts for 6 locations in Canada. WHILE A SIGNIFICANT PORTION OF OUR REAL ESTATE IS OWNED, THE MAJORITY IS LEASED AND GROUND LEASED PROPERTIES Counts Total Square Footage (k) Leased Ground Lease Owned Total Leased Ground Lease Owned Total Red Lobster 39 184 456 679 335 1,388 3,381 5,104 Olive Garden 65 349 416 830 603 2,820 3,485 6,907 Canada¹ 9 3 21 33 74 25 156 256 SRG 121 47 21 189 1,231 424 211 1,866 LongHorn 41 274 138 453 236 1,640 788 2,664 Other (Synergy Restaurants) 0 0 6 6 0 0 58 58 Total 275 857 1,058 2,190 2,479 6,297 8,078 16,855

A Darden REIT Is Likely to Trade at a Significant Discount

GIVEN THAT A DARDEN REIT WOULD LIKELY LACK THE CHARACTERISTICS OF HIGHLY-VALUED REITS – IN PARTICULAR ITS EXPOSURE TO A SINGLE PROPERTY TYPE AND SINGLE TENANT RISK WITH SPECIFIC USE LIMITATIONS – IT WILL LIKELY TRADE AT, OR BELOW, THE LOW END OF THE TRIPLE NET LEASE (NNN) REIT MULTIPLE TRADING RANGE

		Highly Valued Public NNN REITs	Darden REIT
Property Portfolio	Diverse Tenant Base	✓	✗
	Nature / Diversity of Portfolio / Property Type	✓	✗
	Low Tenant Switching Costs	✓	✗
	Full Property Control (Owned and Ground Leased)	✓	?
	Credit Quality of Tenant Base	✓	✗[1]
Key Investor Objectives	Independence	✓	?
	Dividend Track Record (consistency in payout)	✓	?
Other Considerations	Long REIT Track Record	✓	✗
	Low Balance Sheet Leverage	✓	?
	Opportunities For Growth	✓	?
	Size/Scale	✓	✓
	Inclusion in REIT Indices	✓	✓
	Trading Coverage (research coverage, institutional shareholder following)	✓	?

[1] Darden OpCo likely to be considerably less credit worthy because of the implicit leverage due to incremental rental costs.

DARDEN

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How Does Darden Compare?
Tenant Diversification and Credit Quality

- A Darden REIT would initially lack any property-type or tenant diversification as its assets would be leased to a single, non-investment grade credit, and opportunities to expand its tenant base may be limited
- REITs that lease customized real estate to a tenant that experienced recent negative SRS growth is problematic, especially when proposed lease terms have annual rent increases



Tenant Diversification
100 %
95 %
5 %
74 %
26 %
32 %
43 %
25 %
64 %
21 %
15 %
51 %
37 %
12 %
63 %
30 %
7 %
65 %
30 %
5 %
61 %
34 %
5 %
76 %
20 %
4 %
77 %
20 %
3 %
NA
Darden REIT
Gaming and Leisure Properties
Agree Realty
EPR
Spirit
Government Properties
Select Income
Realty Income
National Retail Properties
American Realty Capital
Lexington Realty
Getty Realty
% Top Tenant
% Tenants 2 - 10
% Remaining Tenants



Exposure to Non-Investment Grade Tenants
100 %
100 %
38%
62%
NA
51 %
49 %
27 %
73 %
NA
35 %
65 %
NA
51 %
49 %
54 %
46 %
NA
Darden REIT
Gaming and Leisure Properties
Agree Realty
EPR
Spirit
Government Properties
Select Income
Realty Income
National Retail Properties
American Realty Capital
Lexington Realty
Getty Realty
% Investment Grade Tenants
% Non-Investment Grade Tenants

Source: Latest company filings
Note: Getty is NA due to insufficient information. Gaming and Leisure Properties is pro forma for the acquisition of unaffiliated gaming real estate assets (Casino Queen) for $140mm. % Investment grade tenants for Government Properties reflects percentage of annualized rental income attributable to the U.S. Federal government, state governments and the United Nations. Tenant diversification is based on rental revenue.

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How Does Darden Compare?
Review of Property Type and Switching Costs

Darden Property Type Diversification vs. Peers


DARDEN REIT
Restaurants 100%
GOVERNMENT PROPERTIES
Office 100%
GAMING AND LEISURE PROPERTIES
Gaming 100%
NATIONAL RETAIL PROPERTIES
Convenience Stores 20%
Other 43%
Health and fitness 4%
Theaters 5%
Restaurants 15%
Automotive 13%
AGREE REALTY
Restaurant 2%
Bank 1%
Other 4%
Shopping Center 42%
Retail 50%
Automotive 2%
LEXINGTON REALTY
Multi-tenant 7%
Retail / Specialty 2%
Industrial 15%
Office 47%
Long-term Lease 29%
EPR
Recreation 14%
Other 1%
Education 16%
Entertainment 69%
SELECT INCOME
Land Easement 44%
Building Equipment 56%
REALTY INCOME
Manufacturing 3%
Agriculture 3%
Office 7%
Retail 77%
Industrial and Distribution 11%
SPIRIT
Specialty Retail Properties 24%
Restaurants 17%
Other 36%
Drug 6%
Department/ Discount 16%
AMERICAN REALTY
Distribution 17%
Office 25%
Retail 58%

Casual dining restaurants have high switching costs:

- Switching costs are substantial due to significant exterior and interior brand-specific design element changes and investment required to retrofit the structure for another casual dining brand
- Success of property disproportionately tied to brand

Source: Latest company filings
Note: Getty is NA due to insufficient information. Gaming and Leisure Properties is pro forma for the acquisition of unaffiliated gaming real estate assets (Casino Queen) for $140mm.

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How Does Darden Compare?
Significant Proportion of Ground Leases Is Unattractive

- Darden has a high concentration of ground leased properties instead of fee simple real estate ownership whereas publicly-traded NNN REITs typically own very few or in many cases zero ground leased properties due to the complexities they present
- Properties subject to ground leases with relatively short-term expirations tend to be significantly more difficult to finance
- Public and private investors recognize that ground leases have significantly lower values and higher cap rates than fee simple real estate
- Majority of Darden ground leases expire in less than 15 years


Ground Leases as a Percentage of Total Property Portfolio
40%
14%
7%
1%
<1%
<1%
<1%
NA
NA
NA
NA
NA
Darden REIT
EPR
Agree Realty
National Retail Properties
Spirit
Lexington Realty
Realty Income
Government Properties
Getty Realty
Select Income
Gaming and Leisure Properties
American Realty Capital

Source: Public filings

Notes: Darden REIT figures based on 857 properties subject to ground leases and 2,190 total properties. EPR assumes 2.1mm sq. ft. out of 14.6mm total sq. ft. is subject to ground leases. Agree Realty assumes 0.2mm sq. ft. out of 3.3mm total sq. ft. is subject to ground leases. National Retail Properties assumes 0.05mm sq. ft. out of 4.1mm total sq. ft. is subject to ground leases. Spirit assumes 8 leasehold interests against a portfolio of 1,122 owned properties. Lexington Realty assumes $1.2mm of rent expense for leasehold interests against total rental revenue of $313.1mm. Realty Income assumes $1.0mm of annual ground lease obligations against total rental revenue of $778.4mm. American Realty Capital, Gaming and Leisure Properties, Government Properties, Getty Realty, and Select Income do not disclose any ground leases in most recent forms 10-K.

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DARDEN

Penn National REIT Is Not Analogous to Darden REIT 5 4 Penn National separated its gaming operating assets from its real property assets into two publicly traded companies, one an operating company and one a REIT, called Gaming and Leisure Properties (GLPI) Penn National REIT (GLPI) Proposed Darden REIT Tenant Switching Costs • Casinos are not custom built for a specific tenant/operator • If Penn defaults on a lease then GLPI can find another tenant without having to spend a lot of money changing the property • Specific provisions in place on how to transfer the gaming license • Special purpose real estate and high switching costs if tenant defaults on the lease • Switching costs are substantial due to significant exterior and interior brand-specific design element changes and investment required to retrofit the structure for another casual dining brand Competition in Acquiring Additional Assets • First and only REIT focused on owning and leasing casinos and has a first mover advantage in terms of offering other owner-operators of regional casinos the opportunity to sell their properties to GLPI at a higher price than they may be able to achieve by selling to other C-corp casino companies • There are several diversified triple net REITs trading at attractive multiples that would be competing with Darden REIT for similar acquisitions that Darden REIT would target • Darden REIT likely to have more difficult time competing with other NNN REITs given higher cost of capital (i.e., lower multiple) Debt Breakage Costs • PENN had to refinance entire capital structure, but breakage costs were more modest given more freely pre-payable bank capital structure • Would have significant debt breakage costs due to bond-heavy capital structure Tenant Diversification • Single-tenant, but expects to diversify over time through significant M&A (with natural opportunities immediately available) • No existing diversification with limited options for diversification in the future, especially given its likely cost of capital disadvantage (ie, a lower multiple) vs. existing REITs when competing for assets

Issue Low High Breakage Costs • Make-whole payment for existing debt complex $300 $400 Transaction Expenses¹ • Refinancing expenses • Fees for tax, legal, financial, other advisory 75 125 Other • Taxable gains (especially in a sale/leaseback transaction) as well as transfer taxes and property tax reassessments • Costs associated with purging the tax “earnings and profits” allocated to the REIT, which would likely further increase leverage at OpCo • Ongoing SG&A costs of a second public company + + Potential Friction Costs Overview 5 5 Note: $ in millions. Figures shown above are pre-tax, though a portion of the total expenses which would be incurred would not be tax-deductible. ¹ Assumes current debt needs to be refinanced and non-investment grade credit rating. FORMATION OF A REIT WOULD INVOLVE MEANINGFUL FRICTION COSTS, THE MOST SIGNIFICANT BEING THE DEBT BREAKAGE EXPENSE ASSOCIATED WITH THE EXPECTED REFINANCING OF DARDEN’S APPROXIMATELY $2.5 BILLION IN CURRENT DEBT, WHICH WOULD BE NECESSITATED BY SUCH A TRANSACTION

5 6 V. Conclusion

Priorities for Value Creation


Important Refinements to Our Strategic Framework
Execute Against Robust Operations Improvement Plan
Holistic Core Menu and Promotion Plan
New Approach to Advertising and Promotions
Robust Service Strengthening Path
Exciting New Remodel and Logo Direction
1
Execute Olive Garden Brand Renaissance

2 *Develop LongHorn into America's favorite steakhouse*

3 *Grow SRG total sales by more than $1.0bn over the next 5 years*

4 *Disciplined capital allocation*

- Limit capital expenditures to organic growth
- Improve key credit metrics
- Target ~70 – 75% payout ratio, reducing over time
- Maintain active share buyback program

5 *Further optimized operating support and direct operating costs*

6 *Better aligned management compensation*

7 *Separate Red Lobster through a spin-off or sale to enhance focus*

- Renewed focus on quality, craveability and variety
- Streamline restaurant operations to improve execution
- Redefine marketing and promotional strategy

DARDEN

Darden has in place a comprehensive plan to enhance shareholder value that leverages Darden's position as the premier full service restaurant company

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